U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                           Date of Report: May 1, 2001



                              ZKID NETWORK COMPANY
--------------------------------------------------------------------------------
             (Exact Name of registrant as specified in its Charter)




         Nevada                      0-29981                    91-2027724
------------------------        -------------------        ---------------------
(State of Incorporation)        Commission File No.        (IRS Employer
                                                            Identification No.)



445 West Erie St., Suite 106 B, Chicago, IL                    60610
-------------------------------------------                -------------
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number,(   312    )     654       -        0733
                               ----------  -------------    ---------------




                     (Registrant's former name and address)

                         QUADRIC ACQUISITION CORPORATION
                              18610 East 32nd Ave.
                              Greenacres, WA 99016

Item 1.           CHANGES IN CONTROL OF REGISTRANT.

         (a) On April 25, 2001, Donald Weisberg acquired 4,750,000 common shares of Quadric Acquisition Corporation ("Quadric") from Long Lane Capital, Inc. for $60,000 Dollars in a private stock purchase transaction. This purchase represented voting control of Quadric. On April 25, 2001, Quadric entered into a Business Combination Agreement with Zkid Network Company, ("ZKid"), a Nevada corporation. The agreement provided that Quadric would merge into and with Zkid with Zkid being the surviving corporation and Quadric the disappearing corporation. The merger provided for the exchange of shares with the two Quadric shareholders, Donald Weisberg and Gregory M. Wilson. Weisberg received 4,750,000 Zkid shares and Wilson received 250,000 Zkid shares, both in exchange for all of the issued and outstanding stock of Quadric. These shares were issued under the securities transaction exemption afforded by Section 4(2) of the Securities Act of 1933 and will be restricted securities. These shares will not be available for public resale without registration under applicable Securities Acts or exemptions from those registration requirements.

Prior to the business combination, Zkid had 16,857,034 shares issued and outstanding. Following the business combination Zkid had 21,857,034 shares issued and outstanding.

On April 25, 2001, Donald Weisberg and Paul Gulli were appointed to the Company's board of directors and to the offices of president and secretary, respectively, succeeding Gregory Wilson, who resigned as a condition of the business combination transaction. Weisberg and Gulli implemented the merger transaction on behalf of Zkid and Quadric. The Articles of Merger completing the business combination were filed with the Nevada Secretary of State's Office on April 27, 2001.

Following the business combination, Zkid became the successor issuer to Quadric for periodic reporting purposes under the Securities Exchange Act of 1934,("Exchange Act") as amended. The officers, directors and By-Laws of Zkid continued without change as the officers, directors and By-Laws of the successor issuer.

A copy of the Business Combination Agreement is filed as an Exhibit to this Current Report on Form 8-K and is incorporated by reference.

         (b) There are presently no formal or written agreements which may result in a change of control of the successor issuer, Zkid Network Company. Zkid is a publicly held corporation which has its share price quoted on the National Quotation Bureau's "Pink Sheets" under the symbol ZKID. Zkid's primary motivation for entering into the Business Combination Agreement with Quadric is to succeed to Quadric's Securities & Exchange Commission (SEC) periodic reporting obligations and thereby enabling it meet the listing requirements for the National Association of Securities Dealers (NASD) Electronic Bulletin Board. A failure by Zkid to obtain successor issuer status and the resulting ineligibility to meet listing requirements of the NASD Electronic Bulletin Board may result in the rescission of ZKid business combination.

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         (a) On April 25, 2000, Zkid entered into a Business Combination Agreement whereby it acquired all of the issued and outstanding stock of Quadric in exchange for 5,000,000 shares of Zkid common stock. The general purpose of the Agreement was to cause Zkid to become a successor issuer to Quadric's SEC periodic reporting obligations as provided for in the Exchange Act. The Quadric shares were acquired from Donald Weisberg and Gregory Wilson. The consideration exchanged in accordance with the Agreement was negotiated between Zkid and Quadric in a transaction with management and shareholders. The consideration or number of shares was arbitrarily determined and may not have represented market value. Market value is difficult to ascertain because of the limited and illiquid market for the company shares. Weisberg is the president and a director of Zkid. He acquired the shares from Long Lane Capital, Inc., a company owned by Wilson. Wilson was an officer and director of the Zkid predecessor, East Coeur d'Alene Silver Mines, Inc. In evaluating Zkid as a candidate for the business combination, Quadric used criteria such as the value of the assets of Zkid, particularly, the expertise of management, and current and anticipated business operations. In evaluating Quadric as a candidate for the business combination, Zkid used Quadric's status as an SEC reporting issuer, its lack of operating history and lack of potential related operational liabilities. Zkid determined that the consideration for the business combination was reasonable for two primary reasons. Zkid's successor issuer status as an SEC reporting company resulting from the business combination would expedite (1) the Company's eligibility for listing privileges on the NASD Electronic Bulletin Board, thereby increasing the possibility of a more liquid market for the publicly owned Company shares benefitting shareholders and establishing stock value for future acquisition and, (2) the Bulletin Board listing and reporting status would immediately enhance the Company's prospects for equity and debt financing opportunities.

Item 3.           BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.

         Not applicable.

Item 5.           OTHER EVENTS.

         (a) Successor Issuer Election. In accordance with Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Zkid Network Company became the successor issuer to Quadric for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective with the filing of this 8-K report.

         (b) Important Information about the Registrant. The information reported in this item paragraph (b) is similar to the type of information that is contained in a Form 10-SB Registration Statement. Zkid Network Company ("Zkid"), the successor issuer, owns a Delaware corporation named Z.KidNetwork.com, Inc. This is a subsidiary corporation and its business operations presently constitute the principal business operations of two companies. The discussion below in paragraphs (b)(1),(2),(3) and (5)will describe the combined business operations of Zkid and this subsidiary. In the remaining paragraphs, Zkid will refer to Zkid Network Company, the successor issuer. Proforma and other financial statements are provided in Item 7 titled, "Financial Statements and Exhibits" in this report. This paragraph contains the following information:

1.       Description of Business.
2.       Plan of Operation

3.       Description of Property.
4.       Security Ownership of Certain Beneficial Owners and Management.
5.       Directors, Executive Officers, Promoters and Control Persons.
6.       Executive Compensation.
7.       Certain Relationships and Related Transactions.
8.       Description of Securities.
9. Market Price of and Dividends on the Registrant's Common Equity and Other Shareholder Matters.
10.      Legal Proceedings.
11.      Changes in and Disagreements with Accountants.
12.      Recent Sales of Unregistered Securities.
13.      Indemnification of Directors and Officers.

1.       DESCRIPTION OF BUSINESS.

         (a) Forward-looking Statements. Certain statements in this Form 8-K Current Reportt, particularly under the paragraphs titled, "Description of Business" and "Plan of Operation", constitute "forward-looking statements" with the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements. All statements other than statements of historical fact, including, among other things, statements regarding our future financial position, business strategy, plans and objectives of management for future operations, are forward-looking statements.

         We typically use words such as "develop", "anticipate", "promote", "plan", and "believe" or the negative of those terms or other variations of them or by comparable terminology to identify our forward-looking statements. In particular, statements, express or implied, concerning future operations, operating results or the ability to generate income, cash flows or obtain financing are forward-looking statements.

         Although we believe our expectations reflected in forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will be achieved. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, among others:

         o        Limited operating history of the Zkid Network;
         o We have a history of financial losses and expect this trend to continue as we develop our business model;
         o Our future success depends to a large extent on our ability to generate traffic to our website and produce original, comprehensive and trustworthy content;
         o We will need further funding in order to proceed with our business model. Our future depends on our ability to raise additional funds through equity or debt financing. We cannot assure anyone that we will be successful in this regard and that would severely impair our business operations.

         In light of the risks, which are not comprehensive, uncertainties and assumptions, the events anticipated by our forward-looking statements might not occur. We undertake no obligation to update or revise our forward-looking statements, whether as a result of new information, future events or otherwise.

         (b)   Business.

         Zkid Network Company is a media content company for children. Zkid has developed proprietary software, creating a completely animated and safe internet environment for children ages 4-12. This software program is called KidsKeep, "The Home of the Safe Internet for Children."

         At Zkid and with the KidsKeep software, we have designed a safe, monitored, animated virtual playground where kids can enter the vast world of the internet on their own with the same safety and guidance their parents would provide by standing over their shoulder.

         What we've been able to accomplish and what we are most proud of in creating the KidsKeep Network is a virtual neighborhood that not only meets the needs and satisfies the curiosity of our kids who want to explore the internet, but we have also created a safe haven for those children where their parents can rest assured that the content accessed during the child's internet experience is both safe and protected from outside, undesirable influences. Parents can be confident that while in our network, their children are going to be in a safe place, where they learn and entertain themselves with material that is deemed appropriate by their parents. In addition to the children accessing the services of our network, parents can also navigate the network at any time to insure that we are representing their best interests.

         The Kidskeep network is a children's community based wide area network, utilizing advanced server technology, with a fully integrated and animated client application that provides kid-safe connectivity to the Internet. It is a safe virtual playground for our children, something that has been missing from the Internet community until now.

         Our Corporate History
         ---------------------

         Zkid Network Company was originally incorporated in the State of Idaho on October 16, 1961 as East Coeur d'Alene Silver Mines, Inc. East Coeur d'Alene Silver Mines changed its corporate domicile from Idaho to Nevada by reincorporating in Nevada on August 28, 2000 and merging the Idaho corporation into the new Nevada corporation of the same name. On January 21, 2001, East Coeur d'Alene Silver Mines acquired all of the issued and outstanding stock of Z.KidNetwork.com, Inc., a Delaware corporation. On January 23, 2001, East Coeur d'Alene Silver Mines changed its name to zKid Network Company. The Company's subsidiary, Z.Kid Network.com, Inc., is a Delaware corporation which was incorporated on August 25, 1999 as Children's Technology Group, Inc. On April 10, 2000, Children's changed its name to E.Kid Network.com, Inc. On April 20, 2001, the E.Kid changed its name to Z.Kid Network.com, Inc.

         Competition
         -----------

         An increasing number of children's website content sources compete for consumers' and advertisers' attention and spending. We expect this competition to continue to increase.

         Our ability to compete will depend on many factors, including the entertainment value, originality, timeliness, comprehensiveness and trustworthiness of our content and service, the ease of use of services developed either by us or our competitors and the effectiveness of our sales and marketing efforts.

         Many of our existing competitors, as well as a number of potential new competitors, have longer operating histories, greater name recognition, larger customer bases and significantly greater financial, technical and marketing resources than we do. This may allow them to devote greater resources than we can to the development and promotion of their services. Our competitors may develop content that is equal or superior to ours or that achieves greater market acceptance than ours. It is also possible that new competitors may emerge and rapidly acquire significant market share. We may not be able to compete successfully for subscribers, staff and outside contributors which could have a material adverse effect on our business, results of operations and financial condition. Increased competition could result in reduced margins or loss of market share, any of which could materially and adversely affect our business, results of operations and financial condition.

         Employees
         ---------

         We have 16 employees and independent contractors, 10 work in the product and content development, 3 in sales and marketing, 1 in editorial and 2 in administration. Of these 16 employees and contractors, 6 are full-time employees, and 10 are part-time employees and contractors. We consider our employee relations to be good and we have never experienced any work stoppages. We can not assure you that we will be able to successfully attract, retain and motivate a sufficient number of qualified personnel to conduct our business in the future.


2.       PLAN OF OPERATION.

         The following discussion and analysis should be read in conjunction with the Financial Statements and Notes included elsewhere in this report.

         Plan of Operation
         -----------------

         Z.Kid Network will continue to develop additional and ongoing content for its internet based media content site. The focus will be on increasing the educational and entertainment value to children. This process includes, but is not limited to, additional games, cartoons, books in the library and video streaming children's activities by children.

         In regard to marketing, we are planning and anticipating additional new corporate and strategic alliances with a view toward promoting website usage and growth of subscribers.

         We believe that we have sufficient capital to sustain our operations at the current level for the next twelve months. However, we are seeking additional capital in order to accelerate our growth. Our efforts to finance the Company and its operations may result in the issuance of equity and debt instruments. This and other financing activity may result in the dilution of shareholder equity. If rapid growth were to occur, we would need to purchase additional hardware and hire customer support personnel.

3.       Description of Property.

         We presently lease approximately 1,500 square feet of office space for our Chicago offices which are located at 445 West Erie St., Suite 106, Chicago, Illinois and approximately 2,000 square feet of space for our Phoenix offices which are located at 111 West Monroe St., Eleventh Floor, Phoenix, Arizona.

4.       Security Ownership of Certain Beneficial Owners and Management.

         Table 1 lists the persons who are known to the Company to be the owners of more than five percent of ZKid's equity shares.

(p) Beneficial Ownership of more than 5% based on 26,857,034 common shares issued and outstanding. This number of shares (1) includes the 5,000,000 shares issued in this business combination and (2) includes the 5,000,000 shares of common stock which may be issued to Mr. Darmstadter based on his immediate ability to convert his preferred share ownership into common stock. This 26,857,034 shares reflects the potential number of shares issued and outstanding.

         Table 1.

     (1)                (2)                       (3)                   (4)
Title of Class    Name and Address         Amount and Nature         Percent of
--------------    ---------------          -----------------         Class
                                                                     ----------

Common            Jon A. Darmstadter       20,000,000(i)             74.46
Common            Donald Weisberg           4,750,000                17.68


(i) Beneficial ownership based on the right to convert 1,000,000 Series A 2001 Preferred shares into 5,000,000 common shares. The percentages ownership of this class of common stock includes these 5,000,000 shares.


(q) Security Ownership of Management. Based on 35,857,034 shares as set forth in (a) above.

         Table 2.

     (1)                (2)                       (3)                   (4)
Title of Class    Name and Address         Amount and Nature         Percent of
--------------    ---------------          -----------------         Class
                                                                     ----------

Common            *Jon A. Darmstadter      20,000,000                74.46
Common             Donald Weisberg          4,750,000                17.68

* Jon Darmstadter is the president and director of Z.KidNetwork.com, Inc. the Company's wholly owned subsidiary.

(c) Changes in Control. See Item 1 "Changes in Control of Registrant" paragraph (b)above.

5.       DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

(a) Identify Directors and Executive Officers. Set forth below is the information regarding the directors and executive officers of the company.

Management Zkid Network Company

Directors and Executive Officers
--------------------------------

The following persons are the Directors and Executive Officers of zKid Network Company, the parent corporation of the Delaware zKid Network Company.


Name                                Age              Position(s)
----                                ---              -----------

Donald Weisberg                     53               President

Paul G. Gulli                       38               Secretary/Treasurer

         Mr. Weisberg is a retired member of the Chicago Board of Trade. He was a shareholder of J.S & D.W., Inc., a Chicago Board of Trade floor brokerage. He was involved in the management of the floor brokerage for 17 years before retiring in May 2000. He still owns two Board of Trade memberships which he leases. Mr. Weisberg is a minority shareholder in Q.C. Enterprises, Inc., a company specializing in the restoration and installation of stone, granite, terrazo and tile products. He has acted as a part-time sales person since his retirement from the brokerage business.

         Mr. Gulli is presently the Secretary/Treasurer of zKid Network Company and the Vice President of Technology and development of zKid Network Company, the Company's subsidiary. He supervises software development and researches emerging computer technologies. Prior to his employment with zKid Network he was the general manager of Omni Pro Legal Services. This company provided investigative and legal support services to the general public and governmental agencies. The company also developed custom software applications for clients.

Management of Subsidiary

Directors and Executive Officers of Z.Kid Network.com Subsidiary
----------------------------------------------------------------

The following persons are the Directors and Executive Officers of Z.Kid Network.com, Inc., the wholly owned Delaware subsidiary.

Name                                Age              Position(s)
----                                ---              -----------

Jon Darmstadter                     48           President, Secretary, Treasurer

         In addition to his duties as President & CEO of Z.KidNetwork.com, Inc., Mr. Darmstadter is currently a Director, President & CEO of The Children's Beverage Group, Inc., a manufacturer and marketer of unique products for the children's beverage market. The Children's Beverage Group, Inc. is a unique beverage company directed at the billion dollar plus children's beverage market. The company's mission and goal has been to create cutting edge products using the latest in packaging technology. It features a patented no. 5,941,642 09/005,627, "Self-Contained Fluid Dispensing System" known in the trade as the `rip it sip it'(TM) system. The company's products have been marketed by national retailers like Wal-Mart(R). The Children's Beverage Group was forced into involuntary bankruptcy in September 2000. The bankruptcy case was dismissed in November 2000.

         Mr. Darmstadter was formerly Product Development/Brand Manager with United Beverage of Ohio. In this role he developed the first sports drinks marketed in the U.S. He was responsible for not only developing the product and its overall marketing concept, but also for its sales as well as other market strategies. Prior to his product development role, he was National Sales Manager for the company. Previously, he was National Sales Manager for Bidderman Industries, a brand marketer of designer menswear.

(b) Identify Significant Employees. Messrs. Weisberg, Gulli and Darmstadter are significant employees.

(c)      Family Relationships. None

(d) Involvement in Certain Legal Proceedings. Except as otherwise set forth above in Mr. Darmstadter's biography, none of the Company's directors, officers, promoters or control persons, if any, during the past five years was, to the best of the Company's knowledge:

1. A general partner or executive officer of a business that had a bankruptcy petition filed by or against it either at the time of the bankruptcy or within the two years before the bankruptcy;
2. Convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
3. Subject to any order, judgement, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and
4. Found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgement has not been reversed, suspended or vacated.

6.       EXECUTIVE COMPENSATION.

         Presently, none of the officers are compensated with monetary salaries.

7.       CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

(a)      Transactions with Management and Others.

         Except as otherwise set forth in this paragraph, no member of management, executive officer, director, nominee for a director or security holder who is known to the Company to own of record or beneficially more than five percent of any class of the Company's voting securities, nor any member of the immediate family of any of the foregoing persons, has had any direct or indirect material interest in any transaction to which the Company was or is to be a party.

         On April 25, 2001, Zkid Network Company and Quadric Acquisition Corporation entered into a Business Combination Agreement. Donald Weisberg, Director and President of Zkid and Gregory Wilson, former President of East Coeur d'Alene Silver Mines, Inc. and Quadric Acquisition Corporation executed the Business Combination Agreement on behalf of these companies both in their representative capacities and individually as shareholders of Quadric. Mr. Weisberg acquired a majority of the shares of Quadric on the April 25, 2001 from Long Lane Capital, Inc., a company owned by Wilson. Mr. Weisberg's simultaneous acquisition of the Quadric shares and execution of the business combination agreement may be considered a transaction with management.

         On January 23, 2001, East Coeur d'Alene Silver Mines, Inc., the company's predecessor, transferred two unpatented mining claims to Long Lane Capital, Inc. for $10.00 consideration. The Company had originally owned ten unpatented mining claims in the Evolution Mining District of Shoshone County, Idaho. During the year ended December 31, 1998, the Company had written down the carrying value of these claims to $-0- in recognition of the decreased value of its mineral properties. Subsequently, in June, 2000, the Company lost its rights, title and interest in the mining claims. It re-filed for rights in two of the ten original claims. It is these two claims which were conveyed to Long Lane Capital, Inc. Long Lane Capital is owned by Gregory Wilson, a former officer and director of East Coeur d'Alene Silver Mines, Inc.

         On August 29, 2000, Quadric issued a total of 4,750,000 shares of common stock to Long Lane Capital, Inc. for a total consideration of $4,750 in cash and services and 250,000 shares to Gregory M. Wilson for $250 cash. The shares were issued in reliance on the transaction exemption afforded by Section 4(2) of the Securities Act of 1933, as amended. Mr. Wilson, as the sole shareholder of Long Lane Capital, Inc., is deemed the beneficial owner of the Company shares and as the sole officer and director of the Company, the issuance of the shares, constitutes a transaction with management. On December 1, 2000, the Company entered into a stock option agreement with Gregory Wilson whereby he may purchase 25,000 shares of common stock for Ten Cents ($0.10) per share. The option expires December 31, 2001.

         On August 31, 2000, the Company sold 10,000,000 shares of common stock to Long Lane Capital, Inc. for $5,000 Dollars in a private transaction not involving a public offering. On January 23, 2001, 9,000,000 of these shares were cancelled in connection with the capitalization requirements of the eKid Network.com, Inc. business combination transaction. On August 21, 2000, the Company sold 182,248 shares of common stock for $18,248 Dollars. The securities were sold to Long Lane Capital, Inc. in a private transactions not involving a public offering pursuant to Section 4(2) of the Act. Mr. Wilson, as the sole shareholder of Long Lane Capital, Inc., is deemed the beneficial owner of the Company shares and as the sole officer and director of the Company, the issuance of the shares, constitutes a transaction with management.

(b)      Indebtedness of Management.

         No member of the Company's management is or has been indebted to the Company since the beginning of the Company's last fiscal year.

8.       DESCRIPTION OF SECURITIES.

(a) Common and Preferred Stock of Zkid Network Company. The Company is only registering its common stock securities as a successor issuer.

         Presently, the Company is authorized to issue One Hundred Million (100,000,000) shares of common stock, par value $0.0001 per share. The Company is authorized to issued Ten Million (10,000,000) preferred shares, par value $0.001 per share. The total authorized capital is One Hundred Ten Million (110,000,000) shares of capital stock. As of April 30, 2000, there were 30,857,034 shares of common stock issued and outstanding. The holders of the common stock are not entitled to pre-emptive or preferential rights to subscribe to any unissued stock or other securities. The shareholders are not entitled to cumulative voting rights. The common stock is not assessable and not subject to the payment of any corporate debts.

         As of April 30, 2001, there were 1,000,000 Series A 2001 Preferred shares issued and outstanding. The 2001 Series A Preferred Shares have Thirty
(30) votes per share at any meeting of the shareholders where votes are submitted and are convertible into a total of Five Million (5,000,000) common shares at the election of the holder.

(b)      Debt Securities.

         The Company is only registering its common stock securities as a successor issuer.

(c)      Other Securities To Be Registered.

         The Company is only registering its common stock securities as a successor issuer.



9. MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND OTHER SHAREHOLDER MATTERS.

(a)      Market Information.

         The Company's common stock trades Over-the-Counter (OTC) on the National Quotation Bureau's Electronic Pink Sheets under the symbol ZKID. Table 3 sets forth the high and low bid information for each fiscal quarter beginning with December 31, 1999 and ending December 31, 2000. These quotations reflect inter- dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions. These data provided by Pink Sheets, LLC. The trading of ZKID is limited and illiquid. There is no assurance that an active trading market will ever develop or, if such a market does develop, that it will continue. ZKID is classified as a "penny stock".

         The Securities and Exchange Commission has adopted Rule 15g-9 which establishes the definition of a "penny stock" as any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (i) that a broker or dealer approve a person's account for transactions in penny stocks and(ii) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

         In order to approve a person's account for transactions in penny stocks, the broker or dealer must (i) obtain financial information and investment experience and objectives of the person; and(ii) make a reasonable determination that the transactions in penny stocks are suitable for that person and that person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

         The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, which, in highlight form,(i) sets forth the basis on which the broker or dealer made the suitability determination and (ii) that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading, and about commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions.

         Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

         After this business combination, subject to meeting certain eligibility requirements, the Company may request a brokerage firm making a market in its securities for quotation of its securities on the OTC Bulletin Board. The OTC Bulletin Board is a dealer-driven quotation service. Unlike the NASDAQ Stock Market, companies cannot directly apply to be quoted on the OTC Bulletin Board, only market makers can initiate quotes, and quoted companies do not have to meet any quantitative financial requirements.

         In general, there is greater liquidity for traded securities on NASD OTC Bulletin Board, and lesser liquidity through quotation by the National Quotation Bureau, Inc. on the "pink sheets". It is not possible give any assurances that the Company's securities will be quoted on the OTC Bulletin Board, if a broker request is made, or to what extent they may trade on the "pink sheets", following this Business Combination.

Table 3.

Bid Information
--------------------------------------------------------------------------------

Fiscal Quarter Ended                        High                       Low
--------------------------------------------------------------------------------

December 31, 2000                           0.05                       0.06
September 30, 2000                          0.05                       0.05
June 30, 2000                               0.01                       0.01
March 31, 2000                              0.01                       0.01
December 31, 1999                           None                       None
September 30, 1999                          0.001                      0.001
June 30, 1999                               0.001                      0.001
March 31, 1999                              0.001                      0.001
December 31, 1998                           0.001                      0.001

--------------------------------------------------------------------------------

(a)      Holders.

         The Company has approximately 1,075 shareholders of its common stock as of April 30, 2001 holding 21,857,034 common shares. This number of shares reflects the 5,000,000 common shares issued in the Quadric business combination.

(c)      Dividends.

         There are no restrictions imposed on the Company which limit its ability to declare or pay dividends on its common stock. No cash dividends have been declared or paid to date and none are expected to be paid in the forseeable future.

(d)   Transfer Agent.

         The Company's stock transfer agent is Signature Stock Transfer Co., Inc., 14675 Midway Rd, Suite 221, Addison, TX 75001, Tel. (972) 788-4193, Fax.
(972) 788-4194.

10.      LEGAL PROCEEDINGS.

         The Company is not a party to any pending or threatened legal proceedings.

11. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

         There have been no disagreements with accountants on accounting or financial disclosure during the Company's two most recent fiscal years. The Company's predecessor, Quadric Acquisition Corporation, changed accounting firms recently and filed a Current Report on Form 8-K noting this change January 3, 2001.

12.      RECENT SALES OF UNREGISTERED SECURITIES.

         Within the past three years the Company and its predecessor, Quadric Acquisition Corporation, have issued the following securities:

         On April 25, 2001, the Company issued 4,750,000 common shares to Donald Weisberg and 250,000 common shares to Gregory Wilson, in exchange for all of the issued and outstanding capital stock of Quadric pursuant to the business combination agreement. The shares were issued in a private transaction not involving a public offering pursuant to Section 4(2) of the Act.

         On January 23, 2001, the Company issued 15,000,000 common shares to Jon
A. Darmstadter in exchange for all of the issued and outstanding common stock of E.Kid Network.com, Inc. On March 26, 2001, the Company issued 1,000,000 Series A Preferred shares to Mr. Darmstadter as additional consideration for the Z.Kid Network.com, Inc. acquisition. The shares were issued in a private transaction not involving a public offering pursuant to Section 4(2) of the Act.

         On August 31, 2000, the Company sold 10,000,000 shares of common stock to Long Lane Capital, Inc. for $5,000 Dollars in a private transaction not involving a public offering pursuant to Section 4(2) of the Securities Act of 1933, as amended. On January 23, 2001, 9,000,000 of these common shares were cancelled in connection with the capitalization requirements of the eKid Network.com, Inc. business combination transaction.

         On August 31, 2000, the Company sold 500,000 shares of common stock to TFI, Ltd., for $25,000 Dollars in a private transaction not involving a public offering pursuant to Regulation D Rule 504 of the Act.

         On August 21, 2000, the Company sold 182,248 shares of common stock for $18,248 Dollars. The securities were sold to Long Lane Capital, Inc. in a private transaction not involving a public offering pursuant to Section 4(2) of the Act.

         On February 4, 2000, Quadric Acquisition Corporation sold 5,000,000 shares of common stock. The shares sold in a private transaction not involving a public offering pursuant to Section 4(2) of the Act to Long Lane Capital, Inc. for $4,750 in cash and services and to Gregory M. Wilson for $250 cash.

13.      INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Article Ten of the Company's Articles of Incorporation provides that the Company's directors and officers will not have any personal liability to the Company or its stockholders for damages for breach of fiduciary duties as directors or officers. This provision does not alleviate or limit any liability of an officer or director for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law or the payment of dividends in violation of the Nevada Revised Statutes. This article does not provide for the Company to indemnify the officers or directors, however, such indemnification may be implied.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted for directors, officers and controlling persons of the Company, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is therefore, unenforceable.

Item 6.           RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS.

         Not Applicable.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements.

         (1) Proforma Consolidated Financial Statements for Zkid Network Company and Subsidiary with Independent Accountants Report December 31, 2000 and 1999 reflecting the Quadric business combination;
         (2)      Audited   Financial   Statements   for   Quadric   Acquisition
                  Corporation for the Period February 24, 2000 (Inception) through December 31, 2000.
         (3) Audited Financial Statements for E.Kid Network.com, Inc. for the Years Ending December 31, 2000 and 1999 and for the Period from August 25, 1999 (Inception) through December 31, 2000;
         (4) Audited Financial Statements East Coeur d'Alene Silver Mines, Inc. For the Periods ending December 31, 2000 and 1999;


         (b) Index to Exhibits.

         Exhibit Number              Description
         --------------              -----------

         (2.0)                 Business Combination Agreement
         (2.1)                 Plan of Merger
         (2.2)                 Articles of Merger
         (3.1)                 Articles of Incorporation of East Coeur d'Alene
                               Silver Mines, Inc.
         (3.2)                 Certificate of Amendment of Articles of
                               Incorporation of East Coeur d'Alene Silver Mines,
                               Inc.
         (3.3)                 Certificate of Designation Zkid Network Company,
         (3.4)                 By-Laws of zKid Network Company
         (21)                  List of Subsidiaries


Item 8.           CHANGES IN FISCAL YEAR.

         Not applicable.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        ZKID NETWORK COMPANY
Dated: May 1, 2000

                                                        /s/ Donald Weisberg
                                                        ------------------------
                                                        By: Donald Weisberg
                                                        Title: President

                        Z. KID NETWORK CO. AND SUBSIDIARY

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                      WITH INDEPENDENT ACCOUNTANTS' REPORT

                           DECEMBER 31, 2000 AND 1999

                                TABLE OF CONTENTS

                                                                       PAGE

INDEPENDENT ACCOUNTANTS' REPORT          ...........................    F-1

PRO FORMA FINANCIAL STATEMENTS
  FOR THE YEAR ENDED DECEMBER 31, 2000
    Consolidated Balance Sheet           ...........................    F-2
    Consolidated Statement of Operations ...........................    F-3
    Consolidated Statement of Cash Flows ...........................    F-4

PRO FORMA FINANCIAL STATEMENTS
  FOR THE YEAR ENDED DECEMBER 31, 1999
    Consolidated Balance Sheet           ...........................    F-5
    Consolidated Statement of Operations ...........................    F-6
    Consolidated Statement of Cash Flows ...........................    F-7

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL
  STATEMENTS                             ........................... F-8 - F-9

                             DIROCCO & DOMBROW, P.A.
                      3601 WEST COMMERCIAL BLVD., SUITE #39
                            FORT LAUDERDALE, FL 33309
                                 (954) 731-8181
                               FAX (954) 739-1054


                         Independent Accountants' Report
                         -------------------------------

To the Board of Directors
z.Kid Network Co. and Subsidiary
Greenacres, WA

We have reviewed the pro forma adjustments that reflect the proposed acquisition of Quadric Acquisition Corporation by z.Kid Network Co. and Subsidiary as described in Note 1 to the pro forma consolidated financial statements and the application of those adjustments to the historical amounts in the accompanying pro forma consolidated balance sheets of z.Kid Network Co. and Subsidiary as of December 31, 2000 and 1999 and the pro forma consolidated statements of operations and cash flows the years then ended. The historical financial statements are derived from the financial statements of z.Kid Network Co. and Quadric Acquisition Corporation, which we audited, which financial statements appear elsewhere herein. Such pro forma adjustments are based on management's assumptions as described in Note 1. Our review was made in accordance with statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants and, accordingly, included such procedures as we considered necessary in the circumstances.

The objective of this pro forma information is to show what the significant effects on the historical financial information might have been had the proposed acquisition occurred at an earlier date. However, the pro forma consolidated statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned proposed acquisition actually occurred earlier.

Based on our review, we are not aware of any material modification that should be made to the pro forma consolidated financial statements in order for them to be in conformity with generally accepted accounting principles.





April 27, 2001


                        Z.KID NETWORK CO. AND SUBSIDIARY
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2000

                                                 Z.KID
                                                NETWORK
                                                  CO.         QUADRIC
                                                  and       ACQUISITION
                                               SUBSIDIARY   CORPORATION   ADJUSTMENTS  PRO FORMA
                                               ----------   -----------   -----------  ---------


               ASSETS

Current Assets
  Cash                                          $   2,366    $      40                 $   2,406
                                                ---------    ---------                 ---------
         Total Current Assets                       2,366           40                     2,406
                                                ---------    ---------                 ---------

Furniture and Equipment                            31,585         --                      31,585
                                                ---------    ---------                 ---------

Other Assets
  Costs in excess of net assets                                           $ 250,000
    acquired                                         --           --        (33,332)     216,668
  Software development costs                      185,531         --                     185,531
  Deposits                                          1,265         --                       1,265
                                                ---------    ---------                 ---------
          Total Other Assets                      186,796         --                     403,464
                                                ---------    ---------                 ---------

          Total Assets                          $ 220,747    $      40                 $ 437,455
                                                =========    =========                 =========

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
  Accounts payable and accrued liabiliti$s         73,109    $   3,500                 $  76,609
  Due to stockholder                              605,695         --                     605,695
                                                ---------    ---------                 ---------
          Total Current Liabilities               678,804        3,500                   682,304
                                                ---------    ---------                 ---------

Stockholders' Deficit
  Preferred stock                                   1,000         --                       1,000
  Common stock                                      1,685        5,000       (4,500)       2,185
  Additional paid-in capital                      336,035          750      254,500      591,285
  Accumulated Deficit                            (796,777)      (9,210)     (33,332)    (839,319)
                                                ---------    ---------    ---------    ---------
          Total Stockholders' Deficit            (458,057)      (3,460)        --       (244,849)
                                                ---------    ---------    ---------    ---------
          Total Liabilities and Stockholders'
           Deficit                              $ 220,747    $      40    $    --      $ 437,455
                                                =========    =========    =========    =========



            See Notes to Pro Forma Consolidated Financial Statements


                        Z.KID NETWORK CO. AND SUBSIDIARY
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                          Z.KID
                                         NETWORK
                                           CO.           QUADRIC
                                           and         ACQUISITION
                                        SUBSIDIARY     CORPORATION    ADJUSTMENTS     PRO FORMA
                                        -----------    -----------    -----------     -----------

Revenues                                $      --      $      --                      $      --
                                        -----------    -----------                    -----------

Expenses
  Selling, general and administrative       358,442          8,210    $    16,666         383,318
  Legal and audit expense                    26,732          1,000                         27,732
  Depreciation                               14,298           --                           14,298
                                        -----------    -----------    -----------     -----------
        Total Expenses                      399,472          9,210    $    16,666         425,348
                                        -----------    -----------    -----------     -----------

Net loss                                $  (399,472)   $    (9,210)                   $  (425,348)
                                        ===========    ===========                    ===========

Earnings (loss) per common share        $    (0.107)   $    (0.002)                   $    (0.113)
                                        ===========    ===========                    ===========

Weighted average number of shares
     outstanding                          3,750,284      5,000,000                      3,750,284
                                        ===========    ===========                    ===========


            See Notes to Pro Forma Consolidated Financial Statements

                        Z.KID NETWORK CO. AND SUBSIDIARY
                 PRO FORMA CONSOLIDATED STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

Cash flows from operating activities:

  Net loss                                                            $(425,348)
  Adjustments to reconcile net loss to net
   cash used in operating activities:
    Issuance of stock for services                                        4,000
    Depreciation and amortization expense                                30,964
    Increase in deposits                                                 (1,265)
    Increase in accounts payable and accrued liabilities                 56,741
                                                                      ---------
Net cash used in operating activities                                  (334,908)
                                                                      ---------

Cash flows from  investing activities:
    Payments for software development

      costs                                                            (185,531)
    Purchase of furniture and equipment                                 (16,893)
                                                                      ---------
Net cash used in investing activities                                  (202,424)
                                                                      ---------
Cash flows from financing activities:
    Proceeds from issuance of common
     stock                                                               48,498
    Contributed capital                                                     750
    Advances from stockholder loans                                     480,285
                                                                      ---------
Net cash provided by financing activities                               530,533
                                                                      ---------
Net increase (decrease) in cash                                          (6,799)

Cash at beginning of year                                                 9,205
                                                                      ---------
Cash at end of year                                                   $   2,406
                                                                      =========




            See Notes to Pro forma Consolidated Financial Statements


                        Z.KID NETWORK CO. AND SUBSIDIARY
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1999

                                                   Z.KID
                                                  NETWORK
                                                     CO.              QUADRIC
                                                     and             ACQUISITION
                                                 SUBSIDIARY          CORPORATION       ADJUSTMENTS         PRO FORMA
                                                -------------       ------------      ------------      --------------
               ASSETS

Current Assets
  Cash                                          $       9,205       $         -                         $        9,205
                                                -------------       ------------                        --------------
         Total Current Assets                           9,205                 -                                  9,205
                                                -------------       ------------                        --------------

Furniture and Equipment                                28,990                 -                                 28,990
                                                -------------       ------------                        --------------
Other Assets
  Cost in excess of net assets                                                        $    250,000
    acquired                                               -                  -             16,666             233,334
  Software development costs                               -                  -                                     -
  Deposits                                                 -                  -                                     -
                                                -------------       ------------                        --------------
          Total Other Assets                           38,195                 -                                233,334
                                                -------------       ------------                        --------------

          Total Assets                          $      38,195       $         -                         $      271,529
                                                =============       ============                        ==============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities
  Accounts payable and accrued liabilities      $      19,868       $         -                         $       19,868
  Due to stockholder                                  125,410                 -                                125,410
                                                -------------       ------------                        --------------
          Total Current Liabilities                   145,278                 -                                145,278
                                                -------------       ------------                        --------------

Stockholders' Equity (Deficit)
  Preferred stock                                       1,000                 -                                  1,000
  Common stock                                          1,517                 -                500               2,017
  Additional paid-in capital                          656,945                 -            249,500             906,445
  Accumulated Deficit                                (766,545)                -            (16,666)           (783,211)
                                                -------------       ------------      ------------      --------------
          Total  Stockholders' Equity (Deficit)      (107,083)                -                 -              126,251
                                                -------------       ------------      ------------      --------------
          Total Liabilities and Stockholders'
            Equity (Deficit)                    $      38,195       $         -       $         -       $      271,529
                                                =============       ============      ============      ==============



            See Notes to Pro Forma Consolidated Financial Statements


                        Z.KID NETWORK CO. AND SUBSIDIARY
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                Z.KID
                                               NETWORK
                                                 CO.              QUADRIC
                                                 and             ACQUISITION
                                             SUBSIDIARY          CORPORATION       ADJUSTMENTS         PRO FORMA
                                            -------------       ------------     --------------     --------------

Revenues                                    $          -        $         -                         $           -
                                            -------------       ------------                        --------------

Expenses
  Selling, general and administrative              92,433                 -      $       16,666            109,099
  Depreciation                                      2,769                 -                                  2,769
  Equity in net loss of subsidiary                     -                  -                                     -
                                            -------------       ------------                        --------------
        Total Expenses                             95,202                 -                                111,868
                                            -------------       ------------                        --------------

Other Expense
   Interest                                           832                 -                                    832
                                            -------------       ------------                        --------------
       Total Other Expense                            832                 -                                    832
                                            -------------       ------------                        --------------

Net loss                                    $     (96,034)      $       ( - )                       $     (112,700)
                                            =============       ============                        ==============

Earnings (loss) per common share            $      (0.549)      $       ( - )                       $       (0.648)
                                            =============       ============                        ==============

Weighted average number of shares
     outstanding                                  174,786                 -                                174,786
                                            =============       ============                        ==============










            See Notes to Pro Forma Consolidated Financial Statements

                                Z.KID NETWORK CO.
                 PRO FORMA CONSOLIDATED STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

Cash flows from operating activities:
  Net loss                                                            $(112,700)
  Adjustments to reconcile net loss to net
   cash used in operating activities:
    Depreciation and amortization  expense                               19,435
    Decrease in organizational costs                                        450
    Increase in accounts payable and accrued liabilities                 15,731
                                                                      ---------
Net cash used in operating activities                                   (77,084)
                                                                      ---------

Cash flows from investing activities:
    Purchase of furniture and equipment                                 (31,759)
                                                                      ---------
Net cash used in investing activities                                   (31,759)
                                                                      ---------

Cash flows from financing activities:
    Proceeds from issuance of common
     stock                                                                    3
    Advances from stockholder loans                                     118,010
                                                                      ---------
Net cash provided by financing activities                               118,013
                                                                      ---------

Net increase in cash                                                      9,170

Cash at beginning of year                                                    35
                                                                      ---------

Cash at end of year                                                   $   9,205
                                                                      =========








            See Notes to Pro forma Consolidated Financial Statements
                        z.KID NETWORK CO. AND SUBSIDIARY
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 1 - SUMMARY OF SIGNIFICANT PROFORMA ASSUMPTIONS

On April 25, 2001, the Company acquired all of the issued and outstanding shares of the common stock of Quadric Acquisition Corporation in exchange for 5,000,000 shares of its restricted common stock valued at $250,000.

The acquisition will be accounted for as a purchase, with the assets and liabilities recorded at fair value, and the results of the Quadric Acquisition Corporation's operations included in the Company's consolidated financial statements. All significant intercompany transactions have been eliminated.

The accompanying consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the Company's financial position and results of operations. The consolidated balance sheets as of December 31, 2000 and 1999 are based on the historical balance sheets of the Company and Quadric Acquisition Corporation as of these dates and assumes the acquisition took place on these dates. The consolidated statement of operations for the years ended December 31, 2000 and 1999 are based on the historical statements of operations of the Company and Quadric Acquisition Corporation for those years. The pro forma consolidated statements of operations assume the acquisition took place prior to December 31, 2000.

The pro forma consolidated financial statements as of December 31, 2000 and 1999 and for the years then ended includes the pro forma acquisition of E.Kid Network.com, Inc. on January 23, 2001 in exchange for 15,000,000 shares of the Company's restricted common stock and 1,000,000 shares of the Company's restricted Series A preferred stock. Additionally, 9,000,000 shares of the
Company's common stock as of January 23, 2001, owned by the majority shareholder, were cancelled in accordance with the capitalization requirement of this business combination.

The pro forma consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

The accompanying pro forma consolidated financial statements should be read in connection with the historical financial statements of the Company and Quadric Acquisition Corporation.

A recapitalization of the stockholders' equity of the Company has not been presented as the acquisition of Quadric Acquisition Corporation (Quadric) is not a reverse acquisition and Quadric, had an immaterial amount of net monetary assets at the time of acquisition. The Company was the acquirer of Quadric and the stockholders of the Company maintained majority stock ownership subsequent to the acquisition transaction.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The pro forma consolidated financial statements has been prepared on the basis of the generally accepted accounting principles which are the same as those used to prepare the historical financial statements for the years ended December 31, 2000 and 1999.


                        z.KID NETWORK CO. AND SUBSIDIARY
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 3 - PROFORMA ADJUSTMENTS

The pro forma adjustments to the condensed consolidated balance sheet are, as follows:

     (1) To reflect the acquisition of Quadric Acquisition Corporation and the allocation of the purchase price on the basis of the fair values of the assets acquired and liabilities assumed. The components of the purchase price and its allocation to the assets and liabilities of Quadric Acquisition Corporation are, as follows:

         Components of purchase price:

                Common Stock of the Company                            $250,000
                                                                       --------
                       Total purchase price                            $250,000

         Allocation of purchase price:
                Stockholders' equity Quadric Acquisition Corporation          0

         Cost in excess of net assets acquired                         $250,000
                                                                       ========

The pro forma adjustments to the condensed consolidated statements of income are, as follows:

                                                         Year Ended            Year Ended
                                                       December 31, 2000    December  31, 1999
                                                       -----------------    ------------------
     (2) Adjustments to general and
                Administrative expense:

                Amortization of excess cost over
                       Fair value of the net assets
                       Acquired                            $ 16,666              $ 16,666

                         QUADRIC ACQUISITION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                                      WITH
                          INDEPENDENT AUDITORS' REPORT
                  FOR THE PERIOD FEBRUARY 24, 2000 (INCEPTION)
                              TO DECEMBER 31, 2000

                                TABLE OF CONTENTS


                                                                          Page
                                                                          ----

INDEPENDENT AUDITORS'  REPORT            .........................        F-1

FINANCIAL STATEMENTS
  Balance Sheet                          ..........................       F-2
  Statement of Operations                ..........................       F-3
  Statement of Stockholders' Deficit     ..........................       F-4
  Statement of Cash Flows                ..........................       F-5

NOTES TO FINANCIAL STATEMENTS            ..........................    F-6 - F-9

                             DIROCCO & DOMBROW, P.A.
                      3601 WEST COMMERCIAL BLVD., SUITE 39
                            FORT LAUDERDALE, FL 33309
                            TELEPHONE (954) 731-8181
                               FAX (954) 739-1054



                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


To the Board of Directors
Quadric Acquisition Corporation
Green Acres, WA

We have audited the accompanying balance sheet of Quadric Acquisition Corporation (a development stage company) for the period February 24, 2000 (inception) to December 31, 2000, and the related statements of operations, stockholders' deficit and cash flows for the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quadric Acquisition Corporation as of December 31, 2000, and the results of operations and its cash flows for the period February 24, 2000 (inception) to December 31, 2000 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, the Company has no revenues and negative working capital. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



April 25, 2001

                         QUADRIC ACQUISITION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
        FOR THE PERIOD FEBRUARY 24, 2000 (INCEPTION) TO DECEMBER 31, 2000


                                     ASSETS

Current Assets                                                $    40
                                                              -------
  Cash


     Total Assets                                             $    40
                                                              =======


                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
  Accounts payable                                            $ 3,500
                                                              -------

     Total Current Liabilities                                  3,500
                                                              -------

Commitments and Contingencies

Stockholders' Deficit
  Common stock, $0.001 par value,
    25,000,000 shares authorized, 5,000,000
    shares issued and outstanding                               5,000
  Paid in capital                                                 750
  Accumulated deficit during development stage                 (9,210)
                                                              -------

     Total Stockholders' Deficit                               (3,460)
                                                              -------

     Total Liabilities and Stockholders' Deficit              $    40
                                                              =======





   The accompanying notes are an integral part of these financial statements.

                         QUADRIC ACQUISITION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
        FOR THE PERIOD FEBRUARY 24, 2000 (INCEPTION) TO DECEMBER 31, 2000



Revenues                                        $      --
                                                -----------


Expenses
  Organization expenses                                 250
  Legal expenses                                      1,000
  Administrative expenses                             6,998
  Professional fees                                     962
                                                -----------
     Total Expenses                                   9,210
                                                -----------


Net Loss                                        $    (9,210)
                                                ===========


Net Loss Per Common Share                       $    (0.002)
                                                ===========

Weighted Average Shares of Common Stock
  Outstanding                                     5,000,000
                                                ===========







   The accompanying notes are an integral part of these financial statements.


                            QUADRIC ACQUISITION CORP
                          (A DEVELOPMENT STAGE COMPANY)
                       STATEMENT OF STOCKHOLDERS' DEFICIT
        FOR THE PERIOD FEBRUARY 24, 2000 (INCEPTION) TO DECEMBER 31, 2000



                                    Common Stock        Additional
                               ---------------------     Paid-in    Accumulated
                                 Shares      Amount      Capital      Deficit        Total
                               ---------   ---------    ---------    ---------     ---------
Issuance of common stock
  for cash                     1,000,000   $   1,000    $    --      $    --       $   1,000

Issuance of common stock
  for services and expenses    4,000,000       4,000         --           --           4,000

Contributed capital                 --          --            750         --             750

Net loss for the period
  ended December 31, 2000           --          --           --         (9,210)       (9,210)
                               ---------   ---------    ---------    ---------     ---------

Balance at December 31, 2000   5,000,000   $   5,000    $     750    $  (9,210)    $  (3,460)
                               =========   =========    =========    =========     =========






   The accompanying notes are an integral part of these financial statements.

                         QUADRIC ACQUISITION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOW
        FOR THE PERIOD FEBRUARY 24, 2000 (INCEPTION) TO DECEMBER 31, 2000



Cash Flows From Operating Activities
  Net loss                                             $  (9,210)
  Adjustments to reconcile net loss to net cash
    used in operating activities:
      Issuance of stock for services and expenses          4,000
      Increase in accounts payable                         3,500
                                                       ---------
          Net Cash Used In Operating
            Activities                                    (1,710)
                                                       ---------

Cash Flows From Financing Activities
   Issuance of stock for cash                              1,000
   Contributed Capital                                       750
                                                       ---------
          Net Cash Provided by Financing
            Activities                                     1,750
                                                       ---------

            Net Increase in Cash                              40

Cash, Beginning of Year                                     --
                                                       ---------

Cash, End of Year                                      $      40
                                                       =========



Supplemental Disclosure of Cash Flow Information
  Interest paid                                        $    --
                                                       =========
  Income taxes paid                                    $    --
                                                       =========







   The accompanying notes are an integral part of these financial statements.

                         QUADRIC ACQUISITION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Quadric Acquisition Corporation (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Business Activity
----------------------------------

Quadric Acquisition Corporation (hereinafter "the Company") was incorporated on February 24, 2000 in the State of Nevada. On March 7, 2000 the Company registered its securities with the Securities and Exchange Commission primarily for the purpose of serving as a vehicle to effect a merger, exchange of capital stock, asset acquisition or other business combination with a domestic or foreign private business. The Company's fiscal year end is December, 31.

Basis of Accounting
-------------------

The Company's financial statements are prepared using the accrual method of accounting.

Use of Estimates
----------------

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Long-Lived Assets
-----------------

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition are less than its carrying amount.

                         QUADRIC ACQUISITION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

Cash and Cash Equivalents
-------------------------

For purposes of the Statement of Cash Flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Income Taxes
------------

Income taxes are calculated under the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). Under SFAS 109, the liability method is used in accounting for income taxes, which includes the effects of temporary differences between financial and taxable amounts of assets and liabilities. The Company has established a valuation allowance to fully offset potential deferred tax assets.

At September 30, 2000, the Company had a net operating loss of approximately $5,710 and will expire 2020. No provision for taxes or tax benefit has been reported in the financial statements, as there is not a measurable means of assessing future profits or losses.

Net Loss Per Share
------------------

Net loss per share is presented under Statement of Financial Accounting Standards No. 128, "Earnings Per Share" (SFAS 128). Basic earnings per share is computed by using the weighted average number of common shares outstanding and excludes any dilutive effects of options, warrants and convertible securities. Diluted earnings per share is computed using the weighted average number of common and dilutive common shares outstanding during the period. Basic and diluted loss per share were the same, as there were no common stock equivalents outstanding.

                         QUADRIC ACQUISITION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

Going Concern
-------------

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. These financial statements shows that there are no revenues and current liabilities exceed current assets by $3,460 at December 31, 2000. The future of the Company is dependent upon its ability to identify a prospective target business and raise capital it will require through the issuance of equity securities, borrowings or a combination thereof. The financial statements do not include any adjustments relating to the recoverability and classifications of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

New Accounting Pronouncements
-----------------------------

In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133 (SFAS 133) " Accounting for Derivative Instruments and Hedging Activities", which was amended by SFAS No. 137, issued in June 1999. SFAS 133 established standards for accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. SFAS 133, as amended, is effective for fiscal years beginning after June 15, 2000. The Company does not believe that the adoption of SFAS 133 will have a material effect on the financial statements.

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (SFAS 140). SFAS 140 replaces FASB Statement No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" and provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. SFAS 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001 and is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 31, 2000. The Company does not believe that the adoption of SFAS 140 will have a material effect on the financial statements.

                         QUADRIC ACQUISITION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                                DECEMBER 31, 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

New Accounting Pronouncements
-----------------------------

In December  1999, the  Securities  and Exchange  Commission  (SEC) issued Staff
Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements." SAB 101 provides the SEC Staff's views in applying generally accepted accounting principles to selected revenue recognition issues. The Company does not believe that the adoption of SAB 101 will have a material effect on the financial statements.

NOTE 2 - DEVELOPMENT COSTS

In accordance with generally accepted accounting principles, the Company will expense development costs as incurred.

NOTE 3 - COMMON STOCK

On February 27, 2000, the Company issued 5,000,000 shares of common stock to an officer and a related party. There was no public offering of any securities. The above referenced shares were issued in repayment of expenses of $4,000 and cash of $1,000. These shares were issued pursuant to Section 4(2) of the Securities Act of 1933, a securities offering transaction exemption not requiring registration. The Company has not authorized any preferred stock, convertible stock, warrants or options as of December 31, 2000.

NOTE 4 - RELATED PARTY

On February 27, 2000, 4,750,000 common stock was issued to an affiliated company in consideration of organization and professional costs. A director of the Company owns controlling interest in the issued and outstanding stock of the affiliated company.

Legal counsel to the Company is a firm owned by a director of the Company.

                                  EXHIBIT "B'

On April 25, 2001, 100% of the Company's outstanding common stock was acquired by Z.Kid Network Co. Z.Kid Network Co. will be the surviving corporation and the Company will be the disappearing corporation.

                             E.KIDNETWORK.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                     INCLUDING INDEPENDENT AUDITORS' REPORT
               FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 AND
             FOR THE PERIOD FROM INCEPTION (AUGUST 25, 1999) THROUGH
                                DECEMBER 31, 2000

                                TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----

INDEPENDENT AUDITORS' REPORT......................................       F-1

FINANCIAL STATEMENTS

  BALANCE SHEETS..................................................       F-2

  STATEMENTS OF OPERATIONS........................................       F-3

  STATEMENTS OF STOCKHOLDER'S DEFICIT.............................       F-4

  STATEMENTS OF CASH FLOWS........................................       F-5

NOTES TO FINANCIAL STATEMENTS.....................................    F-6 - F-11

                            DIROCCO AND DOMBROW, P.A.
                  CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS
                       3601 W. COMMERCIAL BLVD., SUITE #39
                          FT. LAUDERDALE, FLORIDA 33309
                            TELEPHONE (954) 731-8181
                               FAX (954) 739-1054


                          Independent Auditors' Report
                          ----------------------------

To the Board of Directors
E.Kidnetwork.com, Inc.
Northbrook, IL

We have audited the accompanying balance sheets of E.Kidnetwork.com. Inc. (a development stage company) as of December 31, 2000 and 1999, and the related statements of operations, stockholder's deficit and cash flows for the year ended December 31, 2000 and the period from inception (August 25, 1999) to December 31, 1999, and for the period from inception (August 25, 1999) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of E.Kidnetwork.com, Inc. as of December 31, 2000 and 1999, and the results of operations and its cash flows for the year and periods then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred significant losses and has negative net working capital from operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


DiRocco and  Dombrow, P.A.
January 12, 2001


                              E.KIDNETWORK.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS


                                     ASSETS

                                                              December 31,    December 31,
                                                                   2000            1999
                                                              ------------    ------------

Current Assets
  Cash                                                        $      2,348    $      9,205
                                                              ------------    ------------
          Total Current Assets                                       2,348           9,205
                                                              ------------    ------------

Furniture and Equipment                                             31,585          28,990
                                                              ------------    ------------

Other Assets
  Software development costs                                       185,531            --
  Deposits                                                           1,265            --
                                                              ------------    ------------
          Total Other Assets                                       186,796            --
                                                              ------------    ------------
          Total Assets                                        $    220,729    $     38,195
                                                              ============    ============



                      LIABILITIES AND STOCKHOLDER'S DEFICIT

Current Liabilities
  Accounts payable and accrued expenses                       $     73,109    $     11,520
  Due to stockholder                                               605,695         115,510
                                                              ------------    ------------
          Total Current Liabilities                                678,804         127,030
                                                              ------------    ------------

Stockholder's Deficit
  Common stock, $.001 par value, 3,000
  shares authorized, issued and outstanding                              3               3
  Accumulated deficit during development stage                    (458,078)        (88,838)
                                                              ------------    ------------
          Total Stockholder's Deficit                             (458,075)        (88,835)
                                                              ------------    ------------

          Total Liabilities and Stockholder's Deficit         $    220,729    $     38,195
                                                              ============    ============




   The accompanying notes are an integral part of these financial statements.


                             E.KIDNETWORK.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS

                                                     For the period  For the period
                                                          from            from
                                                        inception       inception
                                        For the        (August 25,     (August 25,
                                       year ended       1999) to        1999) to
                                      December 31,    December 31,    December 31,
                                           2000            1999            2000
                                      ------------    ------------    ------------

Expenses
Selling, general and administrative   $    354,942    $     86,069    $    441,011
Depreciation                                14,298           2,769          17,067
                                      ------------    ------------    ------------
        Total Expenses                     369,240          88,838         458,078
                                      ------------    ------------    ------------

        Net Loss                      $   (369,240)   $    (88,838)   $   (458,078)
                                      ============    ============    ============


 Basic loss per share                 $    (123.08)   $     (29.62)   $    (152.70)
                                      ============    ============    ============

Weighted average common shares               3,000           3,000           3,000
                                      ============    ============    ============







   The accompanying notes are an integral part of these financial statements.


                             E.KIDNETWORK.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                       STATEMENTS OF STOCKHOLDER'S DEFICIT
                  FOR THE YEARS ENDED DECEMBER 31, 2000 AND1999


                                                                   Additional
                                         Common                     Paid-in     Accumulated
                                         Stock         Amount       Capital       Deficit         Total
                                      -----------   -----------   -----------   -----------    -----------
Issuance of common stock
  for cash                                  3,000   $         3   $      --     $      --      $         3

      Net loss for the period from
        inception (August 25, 1999)
  to December 31, 1999                       --            --            --         (88,838)       (88,838)
                                      -----------   -----------   -----------   -----------    -----------

Balance at December 31, 1999                3,000             3          --         (88,838)       (88,835)

Net loss for the year ended
  December 31, 2000                          --            --            --        (369,240)      (369,240)
                                      -----------   -----------   -----------   -----------    -----------


 Balance at December 31, 2000               3,000   $         3   $      --     $  (458,078)   $  (458,075)
                                      ===========   ===========   ===========   ===========    ===========



   The accompanying notes are an integral part of these financial statements.


                             E.KIDNETWORK.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS

                                                             For the period  For the period
                                                                  from            from
                                                                inception       inception
                                                For the        (August 25,     (August 25,
                                               year ended       1999) to        1999) to
                                              December 31,    December 31,    December 31,
                                                   2000            1999            2000
                                              ------------    ------------    ------------
Cash flows from operating activities:
  Net loss                                    $   (369,240)   $    (88,838)   $   (458,078)
  Adjustments to reconcile net loss to net
   cash used in operating activities:
    Depreciation expense                            14,298           2,769          17,067
    Increase in deposits                            (1,265)           --            (1,265)
    Increase (decrease) in accounts payable         61,589          11,520          73,109
                                              ------------    ------------    ------------
Net cash used in operating activities             (294,618)        (74,549)       (369,167)
                                              ------------    ------------    ------------

Cash flow from  investing activities:
    Payments for software development
      costs                                       (185,531)           --          (185,531)
    Purchase of furniture and equipment            (16,893)        (31,759)        (48,652)
                                              ------------    ------------    ------------
Net cash used in investing activities             (202,424)        (31,759)       (234,183)
                                              ------------    ------------    ------------

Cash flows from financing activities:
    Proceeds from issuance of common
     stock                                            --                 3               3
   Advances from stockholder loans                 490,185         115,510         605,695
                                              ------------    ------------    ------------
Net cash provided by financing activities          490,185         115,513         605,698
                                              ------------    ------------    ------------

Net increase (decrease) in cash                     (6,857)          9,205           2,348

Cash at beginning of year                            9,205            --              --
                                              ------------    ------------    ------------

Cash at end of year                           $      2,348    $      9,205    $      2,348
                                              ============    ============    ============





   The accompanying notes are an integral part of these financial statements.

                             E.KIDNETWORK.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Operation
--------------------------

E.Kidnetwork.com, Inc. (a development stage company) was incorporated on August 25, 1999 under the General Corporation Law of the State of Delaware as the Children's Technology Group, Inc. On April 10, 2000, the Company changed its name to E.Kidnetwork.com, Inc. E.Kidnetwork.com, Inc. (the Company) is an innovative digital media company with the focused mission of providing education and entertainment for children through the medium of computer and telecommunication technologies. E.Kidnetwork.com, Inc. is positioned to provide a safe, educational place that children will be drawn to for fun and excitement.

Going Concern
-------------

The Company's financial statements are presented on a going concern basis which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has experienced recurring losses since inception and has negative net working capital. For the year ended December 31, 2000 and period ended December 31, 1999, the Company experienced net losses of $369,240 and $88,838, respectively.

The Company's ability to continue as a going concern is contingent upon its ability to secure additional financing, initiate sales of its products, and attain profitable operations.

Management is pursuing various sources of equity financing. Although the Company plans to pursue additional financing, there can be no assurance that the Company will be able to secure financing or obtain on terms beneficial to the Company.

Failure to secure such financing may result in the Company rapidly depleting its available funds. Without such funds the Company would be unable to comply with its payment obligations with its vendors.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

                             E.KIDNETWORK.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO FINANCIAL STATEMENTS, (CONTINUED)


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,
                  (Continued)

Advertising Expense
-------------------

The costs of advertising are recorded as an expense when incurred or upon the first showing of the advertisement. Advertising costs for the year ended December 31, 2000 and period ended December 31, 1999 were approximately $85,581 and $0, respectively. There were no amounts capitalized for future advertising at December 31, 2000 and 1999.

Intangibles
-----------

In fiscal 1999, the Company adopted American Institute of Certified Public Accountants Statement of Position, "Accounting for Computer Software Developed for or Obtained for Internal-Use" (SOP98-1). SOP 98-1 provides revised guidance for the accounting treatment to all non-governmental entities for software which is internally developed, acquired, or modified solely to meet the entity's internal needs. Amortization is calculated using the straight-line method over a 5 year estimated useful life. Amortization will begin when it is ready for its intended use, which is estimated to be the second quarter of 2001.

Furniture and Equipment
-----------------------

Furniture and equipment are stated as cost. Expenditures for renewals and betterment are capitalized and maintenance and repairs are expensed as incurred. Depreciation is computed using the double declining method over the assets useful life.

                             E.KIDNETWORK.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO FINANCIAL STATEMENTS, (CONTINUED)


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,
                  (Continued)

Income Taxes
------------

The Company accounts for income taxes under Financial Accounting Standards Board of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities due to a change in tax rates is recognized in income in the period that includes the enactment date. No current or deferred income tax expense or benefit were recognized due to the Company not having any material operations for the year ended December 31, 2000 and period ended December 31, 1999.

Net Loss Per Share
------------------

Net loss per share is presented under Statement of Financial Accounting Standards No. 128, "Earnings Per Share" (SFAS 128). Basic earnings per share is computed by using the weighted average number of common shares outstanding and excludes any dilutive effects of options, warrants and convertible securities. Diluted earnings per share is computed using the weighted average number of common and dilutive common shares outstanding during the period. Due to the Company's net loss for the fiscal year ended December 31, 2000 and period ended December 31, 1999, potentially dilutive securities have been excluded from the computation as their effect is antidulutive.

Fair Value of Financial Instruments
-----------------------------------

The carrying amounts reported in the balance sheets for cash and cash equivalents and accounts payable approximate fair value because of the immediate or short-term maturity of these financial instruments. The carrying amounts reported for notes payable and long-term debt approximates fair value, because the interest on the underlying instruments approximates market rates.

                             E.KIDNETWORK.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO FINANCIAL STATEMENTS, (CONTINUED)


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,
                  (Continued)

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and, reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements
-----------------------------

In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133 (SFAS 133) " Accounting for Derivative Instruments and Hedging Activities", which was amended by SFAS No. 137, issued in June 1999. SFAS 133 established standards for accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. SFAS 133, as amended, is effective for fiscal years beginning after June 15, 2000. The Company does not believe that the adoption of SFAS 133 will have a material effect on the financial statements.

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (SFAS 140). SFAS 140 replaces FASB Statement No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" and provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. SFAS 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001 and is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 31, 2000. The Company does not believe that the adoption of SFAS 140 will have a material effect on the financial statements.

In December  1999, the  Securities  and Exchange  Commission  (SEC) issued Staff
Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements." SAB 101 provides the SEC Staff's views in applying generally accepted accounting principles to selected revenue recognition issues. The Company does not believe that the adoption of SAB 101 will have a material effect on the financial statements.

Reclassifications
-----------------

Certain prior year balances have been reclassified to conform with the current year's presentation.

                             E.KIDNETWORK.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO FINANCIAL STATEMENTS, (CONTINUED)


NOTE 2 - FURNITURE AND EQUIPMENT

Furniture and equipment consists of the following:
                                                            December 31,
                                                     ------------------------

                                                       2000           1999
                                                     ---------      ---------

         Office furniture and equipment              $  48,652      $  31,759
         Less accumulated depreciation                 (17,067)        (2,769)
                                                     ---------      ---------

                                                     $  31,585      $  28,990
                                                     =========      =========
NOTE 3 - INCOME TAXES

The reasons for the differences between income taxes at the statutory income tax rates and the provision (benefit) for income taxes are summarized, as follows:

                                                            December 31,
                                                     ------------------------

                                                       2000           1999
                                                     ---------      ---------

Income tax benefits at statutory rate
Change in valuation allowance related                $ 124,896      $  30,205
    to deferred tax benefit carryforwards             (124,896)       (30,205)
                                                     ---------      ---------
Income tax benefit                                   $    --        $    --
                                                     =========      =========

Due to net operating losses and the uncertainty of realization, no tax benefit has been recognized for operating losses. At December 31, 2000, net operating losses of $456,179 are available for carryforward against future years taxable income and begin to expire in year 2014. The Company's ability to utilize its net operating loss carryforwards is uncertain and thus a valuation reserve has been provided against the Company's net deferred tax assets.

NOTE 4 - RELATED PARTY TRANSACTIONS

The Company is obligated to its shareholder for capital advances. The advances are non-interest bearing and are due on demand. On January 1, 2001, the Company converted the advances to a one year note and agreed to accrue interest at 10% per annum on the outstanding balance. The note is renewable annually.

                             E.KIDNETWORK.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO FINANCIAL STATEMENTS, (CONTINUED)


NOTE 5 - CASH FLOW INFORMATION

Interest and taxes paid during the year ended December 31, 2000 and period ended December 31,k 1999 were as follows:
                                                         2000         1999
                                                         ----         ----

                  Interest                              $   --       $   --
                                                        ========     ========
                  Taxes                                 $   --       $   --
                                                        ========     ========


NOTE 6 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of the Company's financial instruments are as follows:

                                    December 31, 2000        December 31, 1999
                                  ---------------------    ---------------------

                                   Carrying      Fair       Carrying      Fair
                                    Amount      Value        Amount      Value
                                  ---------   ---------    ---------   ---------
         Assets:
            Cash                  $   2,348   $   2,348    $   9,205   $   9,205

         Liabilities:
            Notes payable         $ 605,695   $ 605,695    $ 115,510   $ 115,510
            Accrued liabilities   $  73,109   $  73,109    $  11,520   $  11,520

NOTE 7 - COMMITMENT

The Company entered into a lease agreement for its office facility on April 1, 2000 expiring on June 30, 2003, with an option to renew for an additional three years. Rent expense for the year ended December 31, 2000 and period ended December 31, 1999, was $48,554 and $2,609, respectively.

The following is a schedule of future minimum lease payments under the lease as of December 31, 2000:

                 2001      $ 37,138
                 2002        38,931
                 2003        19,978
                           $ 96,047
                           ========

                      EAST COEUR D'ALENE SILVER MINES, INC.

                              FINANCIAL STATEMENTS
                                      WITH
                          INDEPENDENT AUDITORS' REPORT
                           DECEMBER 31, 2000 AND 1999

                                TABLE OF CONTENTS


                                                                        Page
                                                                        ----

INDEPENDENT AUDITORS'  REPORT                    ................        F-1

FINANCIAL STATEMENTS
  Balance Sheets                                 .................       F-2
  Statements of Operations                       .................       F-3
  Statements of Stockholders' Equity (Deficit)   .................       F-4
  Statements of Cash Flows                       .................       F-5

NOTES TO FINANCIAL STATEMENTS                    .................    F-6 - F-11

                             DIROCCO & DOMBROW, P.A.
                      3601 WEST COMMERCIAL BLVD., SUITE 39
                            FORT LAUDERDALE, FL 33309
                            TELEPHONE (954) 731-8181
                               FAX (954) 739-1054



                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Board of Directors
East Coeur D'Alene Silver Mines, Inc.
Green Acres, WA

We have audited the accompanying balance sheets of East Coeur D'Alene Silver Mines, Inc. as of December 31, 2000 and 1999, and the related statements of operations, stockholders' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of East Coeur D'Alene Silver Mines, Inc. as of December 31, 2000 and 1999, and the results of operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, the Company has no revenues and negative working capital. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




January 12, 2000


                      EAST COEUR D'ALENE SILVER MINES, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999

                                                                    2000         1999
                                                                  ---------    ---------
                                     ASSETS

Current Assets                                                    $      18    $    --
                                                                  ---------    ---------
  Cash

     Total Assets                                                 $      18    $    --
                                                                  =========    =========



                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities
  Accounts payable                                                $    --      $   8,348
  Advances from shareholders                                           --          9,900
                                                                  ---------    ---------
     Total Current Liabilities                                         --         18,248
                                                                  ---------    ---------

Commitments and Contingencies

Stockholders' Equity (Deficit)
  Common stock, $0.001 par value,
    100,000,000 shares authorized, 10,857,034
    and 174,786 shares issued and
    outstanding, respectively                                         1,085           17
  Additional paid-in capital                                        795,710      748,280
  Accumulated deficit                                              (796,777)    (766,545)
                                                                  ---------    ---------
     Total Stockholders' Equity (Deficit)                                18      (18,248)
                                                                  ---------    ---------

     Total Liabilities and Stockholders'
       Equity (Deficit)                                           $      18    $    --
                                                                  =========    =========





   The accompanying notes are an integral part of these financial statements.

                      EAST COEUR D'ALENE SILVER MINES, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                   2000           1999
                                               -----------    -----------

Revenues                                       $      --      $      --
                                               -----------    -----------


Expenses
  Legal and audit expenses                          26,732           --
  Mining exploration and engineering expense          --            1,148
  Office supplies and expenses                       3,500          5,147
  Taxes and licenses                                  --               69
                                               -----------    -----------
     Total Expenses                                 30,232          6,364
                                               -----------    -----------

Other Expenses
  Interest                                            --              832
                                               -----------    -----------
     Total Other Expenses                             --              832
                                               -----------    -----------

Net Loss                                       $   (30,232)   $    (7,196)
                                               ===========    ===========


Net Loss Per Common Share                      $    (0.008)   $    (0.041)
                                               ===========    ===========

Weighted Average Shares of Common Stock
  Outstanding                                    3,750,284        174,786
                                               ===========    ===========






   The accompanying notes are an integral part of these financial statements.


                      EAST COEUR D'ALENE SILVER MINES, INC.
             STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999



                                           Common Stock          Discount on    Accumulated
                                   --------------------------       Common        Earnings
                                      Shares         Amount         Stock        (Deficit)        Total
                                   -----------    -----------    -----------    -----------    -----------
Balance at December 31, 1997         9,635,459    $   963,546    $  (215,249)   $  (232,294)   $   516,003

Reverse split 1:64 par $0.10 and
  change in par value from $0.10
  to $0.0001                        (9,460,673)      (963,529)       963,529           --             --

Net loss for the year                     --             --             --         (527,055)      (527,055)
                                   -----------    -----------    -----------    -----------    -----------

Balance, December 31, 1998             174,786             17        748,280       (759,349)       (11,052)

Net loss for the year                     --             --             --           (7,196)        (7,196)
                                   -----------    -----------    -----------    -----------    -----------
Balance, December 31, 1999             174,786             17        748,280       (766,545)       (18,248)

Stock issue for cash at $0.0001        182,248             18         18,230           --           18,248

Stock offering under Section
  4(2) of the Securities Act of
  1933 at $0.0001                   10,000,000          1,000          4,250           --            5,250

Stock offering under Rule
  504D at $0.0001                      500,000             50         24,950           --           25,000

Net loss for the year                     --             --             --          (30,232)       (30,232)
                                   -----------    -----------    -----------    -----------    -----------

Balance, December 31, 2000          10,857,034    $     1,085    $   795,710    $  (796,777)   $        18
                                   ===========    ===========    ===========    ===========    ===========







   The accompanying notes are an integral part of these financial statements.

                      EAST COEUR D'ALENE SILVER MINES, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                   2000        1999
                                                  --------    --------

Cash Flows From Operating Activities
  Net loss                                        $(30,232)   $ (7,196)
  Adjustments to reconcile net loss to net cash
    used in operating activities:
      Decrease in organizational expense               450
      (Decrease) in advances                        (9,900)       --
      (Decrease) increase in accounts payable       (8,348)      4,211
                                                  --------    --------
          Net Cash Used In Operating
            Activities                             (48,480)     (2,535)
                                                  --------    --------

Cash Flows From Financing Activities
  Proceeds from shareholder advances                  --         2,500
  Proceeds from issue of stock                      48,498        --
                                                  --------    --------
          Net Cash Provided by Financing
            Activities                              48,498       2,500
                                                  --------    --------

            Net Increase (Decrease) in Cash             18         (35)

Cash, Beginning of Year                               --            35
                                                  --------    --------

Cash, End of Year                                 $     18    $   --
                                                  ========    ========



Supplemental Information
  Interest paid                                   $   --      $   --
                                                  ========    ========
  Income taxes paid                               $   --      $   --
                                                  ========    ========







   The accompanying notes are an integral part of these financial statements.

                      EAST COEUR D'ALENE SILVER MINES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of East Coeur d'Alene Silver Mines, Inc. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Business Activity
----------------------------------

East Coeur d'Alene Silver Mines, Inc. was organized and exists under the General Corporation Law of the State of Nevada. East Coeur d'Alene Silver Mines, Inc., an Idaho corporation was incorporated in the State of Idaho on October 16, 1961 and East Coeur d'Alene Silver Mines, Inc., a Nevada corporation, was incorporated in the State of Nevada on August 28, 2000.

On August 29, 2000, the Boards of Directors of the corporations approved the merger of the two corporations under the pooling of interest method. The surviving corporation was East Coeur d'Alene Silver Mines, Inc., the Nevada corporation.

The Company was incorporated for the purpose of acquiring, exploring and developing mining properties. The Company is inactive, but maintains two unpatented mining claims in the Coeur d'Alene Mining District, Shoshone County, Idaho.

Basis of Accounting
-------------------

The Company's financial statements are prepared using the accrual method of accounting.

Use of Estimates
----------------

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      EAST COEUR D'ALENE SILVER MINES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

Long-Lived Assets
-----------------

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition are less than its carrying amount.

Income Taxes
------------

Income taxes are calculated under the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). Under SFAS 109, the liability method is used in accounting for income taxes, which includes the effects of temporary differences between financial and taxable amounts of assets and liabilities. The Company has established a valuation allowance to fully offset potential deferred tax assets.

For income tax purposes, the Company has elected to treat its current and historical operating expenses as capitalizable exploration and development costs under IRC Code Section 616(b). Accordingly, the Company has no net operating loss carryforwards.

Net Loss Per Share
------------------

Net loss per share is presented under Statement of Financial Accounting Standards No. 128, "Earnings Per Share" (SFAS 128). Basic earnings per share is computed by using the weighted average number of common shares outstanding and excludes any dilutive effects of options, warrants and convertible securities. Diluted earnings per share is computed using the weighted average number of common and dilutive common shares outstanding during the period. Due to the Company's net loss for the fiscal years ended December 31, 2000 and 1999, potentially dilutive securities have been excluded from the computation as their effect is antidulutive.

                      EAST COEUR D'ALENE SILVER MINES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

Going Concern
-------------

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. These financial statements shows that there are no revenues and the Company incurred not losses of $30,233 and $7,196 for the years ended December 31, 2000 and 1999, respectively. The future of the Company is dependent upon its ability to obtain financing and upon future successful explorations and profitable operations from the development of the mining properties. The financial statements do not include any adjustments relating to the recoverability and classifications of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

New Accounting Pronouncements
-----------------------------

In June 1998, the Financial Accounting Standards board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," (SFAS 133). SFAS 133 establishes accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contract and for hedging activities. SFAS 133 requires all companies to recognize derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. This statement is effective for all fiscal quarters of fiscal years beginning after July 1, 2000. The Company does not believe that the adoption of SFAS 133 will have a material effect on its financial position or results of operations.

Stock Based Compensation
------------------------

As permitted by Statement of Financial Account Standards No. 123 "Accounting for Stock-Based Compensation," ("SFAS 123") the Company accounts for stock-based awards to employees using the intrinsic value method in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25").

                      EAST COEUR D'ALENE SILVER MINES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 2 - MINING CLAIMS

The Company maintained ten unpatented mining claims in the Coeur d'Alene Mining District, Shoshone, Idaho. During the year ended December 31, 1998, the Company wrote down the carrying value of its mining claims to $-0-, thereby incurring an asset impairment loss of $518,698, in recognition of the decreased value of its mineral properties. Subsequently, the Company lost its rights, title and interest in the mining claims as of June 2000 and has since re-filed for two of the original ten mining claims.

NOTE 3 - ADVANCES FROM SHAREHOLDERS

A shareholder of the Company has periodically  advanced cash to the Company.  As
of  December  31,  2000  and  1999,   these  advances  totaled  $0  and  $9,900,
respectively. These advances are non-interest bearing and are due upon demand.

NOTE 4 - COMMITMENTS AND CONTIGENCIES

The Company is in the business of exploration and development of mineral properties. At present, there are no feasibility studies establishing proven and probable reserves.

Minerals exploration and mining industries are inherently speculative and subject to complex environmental regulations, the Company is unaware of any pending litigation or of any specific past or prospective matters.

NOTE 5 - STOCKHOLDERS' EQUITY

Common Stock Issuances
----------------------

Common stock was issued in the years 2000 and 1999 as follows:

a. In fiscal year 2000, East Coeur D'Alene Silver Mines, Inc.'s Board of Directors authorized a 1:64 reverse stock split of its shares and changed the par value from $0.10 to $0.0001. This resulted in 174,786 shares of common stock outstanding.
b. On August 21, 2000, the Company issued 182,248 common stock for $18,248. These funds were used to pay off the corporation's payables.
c. On August 31, 2000, 10,000,000 shares of common stock were issued for $5,000 under Section 4(2) of the Securities Act of 1933. In addition, 500,000 common stock were issued through a limited offering under Rule 504D, for $25,000.

                      EAST COEUR D'ALENE SILVER MINES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 6 - STOCK OPTIONS

On December 3, 2000, the Company entered into a stock option agreement in which the Company grants the option to an officer to purchase up to 25,000 shares of common stock for an exercise price of $0.10 per share at any time through December 31, 2001.

SFAS No. 123 requires the disclosure of pro forma net income and earnings per shares as though the Company had adopted the fair value method. Under SFAS 123, the fair value of stock-based awards to employees is calculated through the use of option pricing models, even though such models were developed to estimate the fair value of freely tradable, fully transferable option without vesting restrictions, which significantly differ from the Company's stock option awards. These models also require subjective assumptions, including future stock price volatility and expected time to exercise, which greatly affect the calculated values. The Company's calculations were made using the Black-Scholes option pricing model with the following weighted average assumptions: expected life, six to twelve months following vesting; stock volatility, 30% for 2000; risk free interest rates, 4.4% to 6.6% based on date of grant; and no dividends during the expected term. The Company's calculations are based on a multiple option valuation approach and no forfeitures. If the computed fair value of the 2000 award had been amortized to the Company's expense over the vesting period of the award, the Company's pro forma net loss applicable to common shareholders and the related loss per share would have been $32,582 or $0.01 per diluted share in 2000.

The following is a summary of stock option plan activity for the year ended December 31, 2000.

         Number of options outstanding on December 31, 2000           25,000

         Number of options exercised by in 2000                         --
                                                                    --------
         Number of options outstanding on December 31, 2000           25,000
                                                                    ========
         Number of options exercisable at December 31, 2000           25,000
                                                                    ========
         Weighted average exercise price per share
           outstanding and exercisable                              $  0.094
                                                                    ========
         Weighted average remaining contractual life of
             options outstanding and exercisable (in months)              12
                                                                    ========

                      EAST COEUR D'ALENE SILVER MINES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 7 - RELATED PARTY

On August 21, 2000, Long Lane Capital, Inc. was issued 182,480 common stock shares in consideration of organization and professional costs incurred by Long Lane Capital, Inc. on behalf of the Company. Legal counsel to the Company is firm owned by a director, who also owns the controlling interest in the outstanding stock of Long Lane Capital, Inc.

                                  EXHIBIT "A"

On January 23, 2001, the Company acquired 100% of the issued and outstanding common stock of E.Kidnetwork.com, Inc. in exchange for 15,000,000 shares of its restricted common stock and 1,000,000 shares of its restricted Series A preferred stock valued at $750,000.